                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

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[_]  Definitive Additional Materials

                           FLEXSTEEL INDUSTRIES, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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FLEXSTEEL INDUSTRIES, INC.
P.O. Box 877
Dubuque, Iowa 52004-0877

Office of the Chairman of the Board

Date: November 10, 2004

Dear Stockholder:

        You are cordially invited to attend the Annual Stockholders’ Meeting on Tuesday, December 14, 2004, at 2:00 p.m. We sincerely want you to come, and we welcome this opportunity to meet with those of you who find it convenient to attend.

        Time will be provided for stockholder questions regarding the affairs of the Company and for discussion of the business to be considered at the meeting as explained in the notice and proxy statement which follow. Directors and other Company executives expect to be available to talk individually with stockholders after the meeting. No admission tickets or other credentials are currently required for attendance at the meeting.

        The formal notice of the meeting and proxy statement follow. I hope that after reading them you will sign, date and mail the proxy card, whether you plan to attend in person or not, to assure that your shares will be represented.

Sincerely,

L. Bruce Boylen
Chairman of the Board

Record Date:	October 26, 2004
Date of Meeting:	December 14, 2004
Time:	2:00 p.m.
Place:	Hilton Minneapolis 1001 Marquette Avenue Minneapolis, MN 55403

IMPORTANT

WHETHER YOU OWN ONE SHARE OR MANY, EACH STOCKHOLDER IS URGED TO VOTE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

1

FLEXSTEEL INDUSTRIES, INC.
P.O. Box 877
Dubuque, Iowa 52004-0877

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held December 14, 2004

TO THE STOCKHOLDERS:

        The Annual Meeting of Stockholders of Flexsteel Industries, Inc. will be held at the Hilton Minneapolis, 1001 Marquette Avenue, Minneapolis, Minnesota 55403, on Tuesday, December 14, 2004 at 2:00 p.m. for the following purposes:

1.	To elect three (3) Class III Directors to serve until the year 2007 Annual Meeting and until their successors have been elected and qualified or until their earlier resignation, removal or termination (Proposal I).
2.	To ratify or reject the appointment of Deloitte & Touche LLP, independent registered public accounting firm, as auditors for the fiscal year ending June 30, 2005 (Proposal II).
3.	To transact such other business as may properly come before the meeting or any adjournments thereof.

        October 26, 2004 has been fixed as the record date for the determination of common stockholders entitled to notice of and to vote at the meeting, and only holders of record at the close of business on that date will be entitled to vote at the meeting or any adjournment thereof.

        Whether or not you plan to attend the meeting, please mark, date and sign the accompanying proxy and return it promptly in the enclosed envelope which requires no additional postage if mailed in the United States. If you attend the meeting, you may vote your shares in person even though you have previously signed and returned your proxy. Voting by ballot at the meeting cancels any proxy previously returned.

BY ORDER OF THE BOARD OF DIRECTORS

R.J. KLOSTERMAN
Secretary

November 10, 2004

PLEASE SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY

PROXY STATEMENT

        The accompanying proxy is solicited on behalf of the Board of Directors (the “Board”) of Flexsteel Industries, Inc. (the “Company”) to be used at the Annual Meeting of Stockholders to be held on Tuesday, December 14, 2004, and any adjournments thereof, and may be revoked by the stockholder at any time before it is exercised by a written notice or a later dated proxy delivered to the Secretary of the Company. Execution of the proxy will in no way affect a stockholder’s right to attend the meeting and vote in person. The proxy will be revoked if the stockholder is present at the meeting and votes by ballot in person. Properly executed proxies received prior to the voting at the meeting will be voted at the meeting or any adjournments thereof. If a stockholder specifies how the proxy is to be voted on any business to come before the meeting, it will be voted in accordance with such specification. If no specification is made, it will be voted FOR the election of Jeffrey T. Bertsch, Lynn J. Davis and Eric S. Rangen as Class III Directors (Proposal I), and FOR ratification of the appointment of Deloitte & Touche LLP (Proposal II). Each of the above named director nominees has been previously elected by the stockholders except Eric S. Rangen who was appointed to the Board on December 9, 2002.

        The mailing address of the corporate office and principal executive office of the Company is P.O. Box 877, Dubuque, IA 52004-0877. The approximate date on which this proxy statement and accompanying proxy card are first being mailed to stockholders is November 10, 2004.

        As of the close of business on October 26, 2004, the record date for determining stockholders entitled to notice and to vote at the meeting, the Company had 6,536,141 outstanding shares of Common Stock, par value $1.00 per share. Each share is entitled to one vote and cumulative voting is not permitted. No Preferred Stock is outstanding.

        Stockholder votes will be counted by the Inspector of Election who will be present at the stockholder meeting. The affirmative vote of a majority of the shares of stock represented at the meeting shall be the act of the stockholders for the election of directors. Abstentions and broker non-votes shall not be counted as votes for or against the proposal being voted on.

EXPENSE OF SOLICITATION

        The cost of the solicitation of proxies on behalf of the Board will be paid by the Company. Solicitation of proxies will be principally by mail. In addition, the officers or employees of the Company and others may solicit proxies, either personally, by telephone, by special letter, or by other forms of communication. The Company will also make arrangements with banks, brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals and will reimburse them for reasonable expenses in so doing. Officers and employees of the Company will not receive additional compensation in connection with the solicitation of proxies.

PROPOSAL I

ELECTION OF DIRECTORS

        The Board currently consists of eleven persons divided into three classes. At each Annual Meeting the terms of one class of Directors expire and persons are elected to that class for terms of three years or until their respective successors are duly qualified and elected or until their earlier resignation, removal or termination.

        The Board of the Company has nominated Jeffrey T. Bertsch, Lynn J. Davis and Eric S. Rangen for election as Class III Directors of the Company. The Class III Directors’ next term expires at the time of the year 2007 Annual Meeting and until their respective successors have been elected and qualified or until their earlier resignation, removal or termination. It is the intention of the proxies named herein to vote FOR these nominees unless otherwise directed in the proxy. All of the nominees have been previously elected by the shareholders except Eric S. Rangen. Mr. Rangen was recommended to the Nominating and Compensation Committee for inclusion on the Company’s proxy card by a non-management Director. Class III Director Edward J. Monaghan has advised the Board of Directors and the Nominating and Compensation Committee that he will retire from the Board of Directors at the time of the 2004 Annual Meeting and will not stand for re-election as a Director.

        All nominees named above have consented to serve as Directors if elected. In the event that any of the nominees should fail to stand for election, the persons named as proxy in the enclosed form of proxy intend to vote for substitute nominees. The proxies cannot be voted for a greater number of persons than the number of nominees named herein.

Name	Age	Director Since	Principal Occupation and Other Directorships or Employment During the Last Five Years

DIRECTORS WHOSE TERMS EXPIRE AT THE 2004 ANNUAL MEETING, CLASS III

Edward J. Monaghan	65	1987	Retired Chief Operating Officer and Executive Vice President, Flexsteel Industries, Inc. (retired 2004); Trustee, Clarke College.

Jeffrey T. Bertsch	49	1997	Senior Vice President Corporate Services, 1989 to present, Flexsteel Industries, Inc.; Director, American Trust and Savings Bank, Dubuque, Iowa; Director, Retirement Investment Corp. (for profit senior care facility).

Lynn J. Davis(1)(2)	57	1999	Partner, 2002 to present, Tate Capital Partners; President, 2001, and Senior Vice President, 1991 to 2001, ADC Telecommunications, Inc.; Director, Automated Quality Technologies, Inc. (mfr. of non-contact measurement equipment); Director, Infrared Solutions (mfr. of specialty camera equipment); Director, Parlex (mfr. of flexible circuit boards).

Eric S. Rangen(1)	47	2002	Executive Vice President and Chief Financial Officer, 2001 to present, Alliant Techsystems Inc.; Partner, 1994 to 2001, Deloitte & Touche LLP.

DIRECTORS CONTINUING TO SERVE WHOSE TERMS EXPIRE AT THE 2005 ANNUAL MEETING, CLASS I

Thomas E. Holloran(1)(2)	75	1971	Professor Emeritus, College of Business, Senior Distinguished Fellow, School of Law, University of St. Thomas, St. Paul; former Director, Medtronic, Inc. (1960 – 2000).

K. Bruce Lauritsen	62	1987	Chief Executive Officer and President, 1993 to present, Flexsteel Industries, Inc.

L. Bruce Boylen	72	1993	Retired Vice President, Fleetwood Enterprises, Inc. (mfr. of recreational vehicles and manufactured homes).

DIRECTORS CONTINUING TO SERVE WHOSE TERMS EXPIRE AT THE 2006 ANNUAL MEETING, CLASS II

James R. Richardson	60	1990	Senior Vice President Sales and Marketing, 1994 to present, Flexsteel Industries, Inc.

Patrick M. Crahan	56	1997	Senior Vice President Commercial Seating, General Manager, Dubuque Upholstering Division, 1989 to present, Flexsteel Industries, Inc.; Director, American Trust and Savings Bank, Dubuque, Iowa; Trustee, University of Dubuque.

Robert E. Deignan(1)(2)	65	2001	Partner, Baker and McKenzie law firm.

Mary C. Bottie(1)	46	2003	Vice President Marketing, Americas, 1999 to present, Motorola, Inc.

(1)	Member of Audit and Ethics Committee
(2)	Member of Nominating and Compensation Committee

CERTAIN INFORMATION CONCERNING BOARD
AND OUTSIDE DIRECTORS’ COMPENSATION

        During the fiscal year ended June 30, 2004, four regular and two special meetings of the Board were held. All of the Directors attended at least 75% of the meetings of the Board and the committees on which they served. The Board encourages all its members to attend the Annual Meeting of Stockholders. All members attended the prior year’s annual meeting.

        The Board has determined that Ms. Bottie and Mssrs. Boylen, Davis, Deignan, Holloran and Rangen are independent directors. The independent directors meet periodically in executive session without the Chief Executive Officer present. The Chairman of the Audit and Ethics Committee presides at these meetings.

        Each Director who is not an employee of the Company is paid a retainer at the rate of $12,000 per year. In addition, each is paid a fee of $3,000 for each Board meeting each attends. The Chairman of the Board is paid a retainer of $20,800 per year and a fee of $5,200 for each Board meeting attended. For attending a committee meeting each is paid a fee of $1,100. The Chairman of each Committee is paid $1,200 for each meeting attended. The Company pays no additional remuneration to employees of the Company who are Directors.

        Each Director who is not an employee of the Company receives on the first business day after each annual meeting a non-discretionary, non-qualified stock option grant for 2,500 shares valued at fair market value on date of grant, exercisable for 10 years. Each person who becomes for the first time a non-employee member of the Board, including by reason of election, appointment or lapse of three (3) years since employment by the Company, will receive an immediate one-time option grant for 2,500 shares.

        The Company has a long standing agreement with Thomas E. Holloran pursuant to which the Company will pay to him, or his beneficiaries, $20,000 after he ceases to be a Director as additional compensation in recognition of Director services rendered.

COMMITTEES OF THE BOARD

        The Board of Directors has established two standing committees of the Board. The names of the committees and the principal duties are as follows:

Audit and Ethics Committee:

        Confers with the independent registered public accounting firm on various matters, including the scope and results of the audit; authorizes special reviews or audits; reviews internal auditing procedures and the adequacy of internal controls; and reviews policies and practices respecting compliance with laws, conflicts of interest and ethical standards of the Company. The Committee held four regular meetings during the fiscal year ended June 30, 2004. The Committee members are Thomas E. Holloran, Mary C. Bottie, Lynn J. Davis, Robert E. Deignan and Eric S. Rangen. The Board of Directors has adopted a written charter for the Audit and Ethics Committee which is attached hereto as Exhibit A. The Board believes all Audit and Ethics Committee members are independent as defined by NASD listing standards and applicable SEC rules and regulations. The Board has determined that at least one member of the Audit and Ethics Committee qualifies as an Audit Committee financial expert within the meaning of SEC rules and regulations, and has designated Eric S. Rangan as the Audit Committee financial expert.

Nominating and Compensation Committee:

        Makes recommendations regarding Board compensation, reviews performance and compensation of all executive officers, determines stock option grants, and advises regarding employee benefit plans. Reviews timely proposed nominees received from any source including nominees by stockholders and makes recommendations to the Board regarding all nominees. The Board has adopted a written charter for the Nominating and Compensation Committee attached hereto as Exhibit B. Nominations by stockholders must be received by the Secretary at least 18 days before the annual meeting and set forth nominee information as required by the Restated Articles which are available upon request to the Secretary of the Company. The Board believes all Nominating and Compensation Committee members are independent as defined by NASD listing standards and applicable SEC rules and regulations. The Committee held two meetings during the fiscal year ended June 30, 2004. The Committee members are Robert E. Deignan, Lynn J. Davis and Thomas E. Holloran.

        Subject to applicable law and regulatory requirements, the Board may establish additional or different committees from time to time. The Board has adopted written charters for the above committees.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITS NOMINEES. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

OWNERSHIP OF STOCK BY
DIRECTORS AND EXECUTIVE OFFICERS

        The table below sets forth the shares of the Company’s common stock beneficially owned by the Directors, the Chief Executive Officer, the other four most highly compensated executive officers and by all Directors and Executive Officers as a group as of August 20, 2004. Unless otherwise indicated, to the best knowledge of the Company all persons named in the table have sole voting and investment power with respect to the shares shown.

Name	Title	Shares Beneficially Owned(1)(2)(6)		Percent Shares Outstanding

J.T. Bertsch	Senior Vice President Corporate Services, Director	400,386	(3)(4)	6.3%
M.C. Bottie	Director	2,600		0.1%
L.B. Boylen	Chairman of the Board of Directors	12,000		0.2%
P.M. Crahan	Senior Vice President Commercial Seating, Director	145,940	(4)	2.3%
L.J. Davis	Director	10,000		0.2%
R.E. Deignan	Director	5,500		0.1%
T.E. Holloran	Director	21,680		0.3%
K.B. Lauritsen	President, Chief Executive Officer, Director	155,789	(4)	2.5%
E.J. Monaghan	Director	113,057	(4)	1.8%
J.R. Richardson	Senior Vice President Sales and Marketing, Director	411,503	(4)(5)	6.5%
E.S. Rangen	Director	7,500		0.1%
T.D. Burkart	Senior Vice President Vehicle Seating	89,998	(4)	1.4%
R.J. Klosterman	Executive Vice President, Chief Financial Officer and Secretary	101,532	(4)	1.6%
All Directors and Executive Officers as a Group (13)		1,477,485	(4)	22.6%

(1)	Includes the following number of shares which may be acquired by exercise of stock options: J.T. Bertsch – 30,500; M.C. Bottie – 2,500; L.B. Boylen – 12,000; P.M. Crahan – 21,500; L.J. Davis – 2,500; R.E. Deignan – 2,500; T.E. Holloran – 13,000; K.B. Lauritsen – 52,000; E.J. Monaghan – 14,750; J.R. Richardson – 32,250; E.S. Rangen – 7,000; T.D. Burkart – 21,500; R.J. Klosterman – 30,250.
(2)	Includes shares, if any, owned beneficially by their respective spouses.
(3)	Does not include 201,258 shares held in irrevocable trusts for which trusts American Trust & Savings Bank serves as sole trustee. Under the Terms of Trust, J. T. Bertsch has a possible contingent interest. J. T. Bertsch disclaims beneficial ownership in the shares held by each such trust.
(4)	Includes shares awarded pursuant to the Company’s Long-Term Incentive Plan over which shares the Grantee has voting rights. Investment rights are restricted subject to continued service with the Company.
(5)	Includes 184,588 shares held in the Irrevocable Arthur D. Richardson Trust for which J.R. Richardson serves as co-trustee and over which shares J.R. Richardson has the rights of voting and disposition.
(6)	Includes the following number of shares deferred pursuant to election to participate in the Company’s Voluntary Deferred Compensation Plan: J.T. Bertsch – 8,601; P.M. Crahan – 10,626; K.B. Lauritsen – 23,249; E.J. Monaghan – 8,200; J.R. Richardson – 13,413.

OWNERSHIP OF STOCK BY
CERTAIN BENEFICIAL OWNERS
As of August 20, 2004

        To the best knowledge of the Company, no person owns beneficially 5% or more of the outstanding common stock of the Company except as is set forth below.

Title of Class	Name and Address of Beneficial Owner	Amount Beneficially Owned(1)	Percent of Class

Common	J.T. Bertsch, P.O. Box 877, Dubuque, IA 52004	400,386(3)	6.3%
Common	J.R. Richardson, P.O. Box 877, Dubuque, IA 52004	411,503(2)	6.5%
Common	Dimensional Fund Advisors, Inc., 1299 Ocean Avenue, Santa Monica, CA 90401	367,500	5.6%
Common	Royce & Associates, 1414 Avenue of the Americas, New York, NY 10019	798,600	12.2%

(1)	To the best knowledge of the Company, no beneficial owner named above has the right to acquire beneficial ownership in additional shares.
(2)	Includes 184,588 shares held in the Irrevocable Arthur D. Richardson Trust for which J.R. Richardson serves as co-trustee and over which shares J.R. Richardson has the rights of voting and disposition.
(3)	Does not include 201,258 shares held in irrevocable trusts as disclosed in footnote (3) of Ownership of Stock by Directors and Executive Officers.

        The following table discloses compensation received by the Company’s Chief Executive Officer and the other four most highly compensated executive officers for the three (3) fiscal years then ending June 30, 2004.

SUMMARY COMPENSATION TABLE

					LONG-TERM COMPENSATION

ANNUAL COMPENSATION					AWARDS		PAYOUTS

Name & Principal Position	Year	Salary $	Bonus $	Other Annual Comp $	Restricted Stock Awards $	Securities Underlying Options #	LTIP Payouts $	All Other Comp $(1)

K. Bruce Lauritsen	2004	390,600	230,425			15,000	93,669	162,598
President & Chief	2003	363,600	133,662			15,000	37,528	125,540
Executive Officer	2002	327,750	104,524			15,000	54,322	107,868

Ronald J. Klosterman	2004	232,800	122,692			12,000	48,399	53,674
Exec. Vice President, Chief	2003	209,000	81,293			10,750	19,708	37,643
Financial Officer & Secretary	2002	188,085	53,656			10,750	27,386	32,913

James R. Richardson	2004	252,120	118,384			10,750	50,452	70,565
Senior Vice President of	2003	238,920	83,070			10,750	21,857	60,526
Sales and Marketing	2002	215,700	76,551			10,750	33,128	49,397

Thomas D. Burkart	2004	224,460	125,876			10,750	47,692	65,389
Senior Vice President	2003	211,860	90,040			10,750	20,486	47,730
Vehicle Seating	2002	191,160	46,965			10,750	26,989	42,948

Patrick M. Crahan	2004	210,000	87,469			10,750	40,050	40,102
Senior Vice President	2003	189,800	69,025			10,750	17,569	31,355
Commercial Seating	2002	170,760	57,505			10,750	26,473	27,042

(1)	All Other Compensation – Includes for the fiscal years and the named executive officers indicated below: (i) retirement plan contributions (ii) Company matching contributions to the Section 401k plan (iii) accruals made in accordance with the Company’s Senior Officer Deferred Compensation Plans.

Name	Year	Retirement Plan	401k	Deferred Comp

K. Bruce Lauritsen	2004	10,542	2,180	149,876
	2003	10,302	2,000	113,238
	2002	8,592	1,700	97,576

Ronald J. Klosterman	2004	10,542	2,186	40,946
	2003	8,937	2,063	26,643
	2002	8,592	1,700	22,621

James R. Richardson	2004	10,542	2,078	57,945
	2003	9,838	2,213	48,475
	2002	8,592	1,700	39,105

Thomas D. Burkart	2004	10,542	2,076	52,771
	2003	9,019	2,076	36,635
	2002	8,592	1,700	32,656

Patrick M. Crahan	2004	10,542	2,154	27,406
	2003	8,352	1,900	21,103
	2002	8,592	1,700	16,750

STOCK OPTIONS/SAR*
OPTION GRANTS IN LAST FISCAL YEAR

				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(1)

Name	Exercise Shares	Price ($/Sh)	Expire Date	5%	10%

K. Bruce Lauritsen	15,000	19.21	11/25/2013	181,216	459,237

Ronald J. Klosterman	12,000	19.21	11/25/2013	144,973	367,390

James R. Richardson	10,750	19.21	11/25/2013	129,871	329,120

Thomas D. Burkart	10,750	19.21	11/25/2013	129,871	329,120

Patrick M. Crahan	10,750	19.21	11/25/2013	129,871	329,120

*	The Company does not have a stock appreciation rights plan (SAR).
(1)	The amounts set forth in these columns are the result of calculations at the 5% and 10% rates set by the Securities and Exchange Commission. Actual gains, if any, on stock option exercise are dependent on the future performance of the Company’s common stock.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

        The following table sets forth information with respect to the Named Executive Officers concerning the exercise of options during the last fiscal year and unexercised options held as of the end of the fiscal year.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
AND FY-END OPTION/SAR VALUES

			Number of Securities Underlying Unexercised Options at FY-End 2004	Value of Unexercised In-The-Money Options at FY-End 2004(1)

Name	# of Shares Acquired on Exercise	$ Value Realized	# Exercisable	$ Exercisable

K. Bruce Lauritsen	26,875	246,233	52,000	430,860
Ronald J. Klosterman	29,450	272,341	30,250	209,786
James R. Richardson	19,000	185,815	32,250	242,584
Thomas D. Burkart	37,250	327,163	21,500	127,549
Patrick M. Crahan	1,750	12,915	21,500	127,549

(1)	Based on the closing price as published in The Wall Street Journal for the last business day of the fiscal year ($23.50). All options are exercisable at time of grant.

LONG-TERM INCENTIVE PLAN AWARDS TABLE
Long-Term Incentive Plan Awards in Last Fiscal Year

Name	Number of Shares, Units or Other Rights	Performance or Other Period Until Maturation or Payout(1)	Estimated Future Payouts Under Non-Stock Price Based Plans(2)

K. Bruce Lauritsen	7,943
Ronald J. Klosterman	4,105
James R. Richardson	4,278
Thomas D. Burkart	4,045
Patrick M. Crahan	3,396

Shares of the Company’s common stock are available for award annually to key employees based on the average of the returns on beginning equity for the last three fiscal years.

(1)	Shares awarded are subject to restriction, with 33.3% of the stock received by the employee on the award date and 33.3% each year for the next two years. Restricted Stock Awards – The aggregate stock holdings (number of shares and value) as of July 1, 2004 are as follows: K. Bruce Lauritsen – 5,295 shares, $93,669; Ronald J. Klosterman – 2,736 shares, $48,400; James R. Richardson – 2,852 shares, $50,452; Thomas D. Burkart – 2,696 shares, $47,692; Patrick M. Crahan – 2,264 shares, $40,050. Dividends are paid to the employee on restricted shares.
(2)	Not applicable to Plan.

NOMINATING AND COMPENSATION COMMITTEE REPORT CONCERNING
FLEXSTEEL’S EXECUTIVE COMPENSATION POLICY

        The Nominating and Compensation Committee of the Board of Directors is responsible for the establishing of the Company’s policy for compensating executive officers. The Committee is comprised of independent directors.

        Compensation Philosophy —   The fundamental objective of Flexsteel’s executive compensation program is to support the achievement of the Company’s business objectives and, thereby, the creation of stockholder value. As such, the Company’s philosophy is that executive compensation policy and practice should be designed to achieve the following objectives:

•	Align the interests of executives with those of the Company and its stockholders by providing a significant portion of compensation in Company stock.
•	Provide an incentive to executives by tying a meaningful portion of compensation to the achievement of Company financial objectives.

•	Enable the Company to attract and retain key executives whose skills and capabilities are needed for the continued growth and success of Flexsteel by offering competitive total compensation opportunities and providing attractive career opportunities.

        In compensating executive officers for their performance, total compensation is influenced by return on equity and stock price. At the executive level, overall Company performance is emphasized in an effort to encourage teamwork and cooperation.

        While a significant portion of compensation fluctuates with annual results, the total program is structured to emphasize longer-term performance and sustained growth in stockholder value.

        Competitive Positioning —   The Committee regularly reviews executive compensation levels to ensure that the Company will be able to attract and retain the caliber of executives needed to run the Company and that pay for executives is reasonable and appropriate relative to market practice. In making these evaluations, the Committee annually reviews the result of surveys of executive salary and annual bonus levels among durable goods manufacturers of comparable size. The Committee periodically completes an in-depth analysis of salary, annual bonus, and long-term incentive opportunities among specific competitors assisted by an independent compensation consulting firm. The surveyed companies are included in the Household Furniture Index used as the peer group for purposes of the performance graph. While the pay of an individual executive may vary, the Company’s Policy is to target aggregate compensation for executive officers at average competitive levels, provided commensurate performance.

        Components of Executive Compensation —   The principal components of Flexsteel’s executive compensation program include base salaries, annual cash bonuses, and longer-term incentives using Company stock.

        Base Salary —   An individual executive’s base salary is based upon the executive’s level of responsibility and performance within the Company, as well as competitive rates of pay. The Committee reviews each executive officer’s salary annually and makes adjustments, as appropriate, in light of any change in the executive’s responsibility, changes in competitive salary levels, and the Company’s performance.

        Annual Incentive —   The purpose of the Company’s annual incentive program is to provide a direct monetary incentive to executives in the form of annual cash bonus tied to the achievement of performance objectives. For executive officers, the Committee annually sets a targeted return on equity for the coming year, from which minimum and maximum levels are determined. Corresponding incentive award levels, expressed as a percentage of salary, also are set based primarily on an individual’s responsibility level. If minimum performance levels are not met, no bonus award is made. After the completion of the year, the Committee ratifies cash bonuses as awarded based principally on the extent to which targeted return on equity has been achieved.

        Long-Term Incentives —   Longer-term incentive compensation involves the use of stock under two types of awards: Long-term incentive awards and stock options. Both types of awards are intended to focus executives’ attention on the achievement of the Company’s longer term performance objectives, to align the executive officers’ interests with those of stockholders and to facilitate executives’ accumulations of sustained holding of Company stock. The level of award opportunities, as combined under both plans, are intended to be consistent with typical levels of comparable companies and reflect an individual’s level of responsibility and performance.

        Long-term incentive awards are paid under the stockholder approved Management Incentive Plan. Awards give executives the opportunity to earn shares of Company stock to the extent that the three-year average return on equity objectives are achieved. As with annual incentives, various levels of performance goals and corresponding compensation amounts are established, with no awards earned if a minimum level is not achieved. Two-thirds of any earned shares are subject to forfeiture provisions tied to the executive’s continued service with the Company. This provision is intended to enhance the Company’s ability to retain key executives and provide a longer-term performance focus.

        Stock options, as awarded under stockholder approved plans, give executives the opportunity to purchase Flexsteel common stock for a term not to exceed ten years and at a price of no less than the fair market value of Company stock on the date of grant. Executives benefit from stock options only to the extent stock price appreciates after the grant of the option.

        Compensation of the Chief Executive Officer —   The total compensation for Flexsteel’s CEO in fiscal year 2004 was established in accordance with the policies discussed above. Mr. Lauritsen’s base salary increase reflects market movements in executive salaries. His annual cash incentive award and his long-term incentive award were based on the Company’s achievement of minimum established target levels for return on equity. Mr. Lauritsen’s stock option award was consistent with prior awards and those to other senior executives.

        The Company’s current levels of compensation are less than the $l,000,000 level of non-deductibility with respect to Section 162(m) of the Internal Revenue Code.

        This report has been prepared by members of the Nominating and Compensation Committee of the Board of Directors. Members of this Committee are:

Robert E. Deignan Chair	Lynn J. Davis	Thomas E. Holloran

AUDIT AND ETHICS COMMITTEE REPORT

        The Audit and Ethics Committee has reviewed and discussed the audited financial statements with management. The Audit and Ethics Committee has discussed with Deloitte & Touche LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by Statements on Auditing Standards (SAS) No. 61 and 90 “Communication with Audit Committees”, as may be modified or supplemented. The Audit and Ethics Committee has received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with Deloitte & Touche LLP, the firm’s independence. Based on the review and discussions referred to above in this report, the Audit and Ethics Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the last fiscal year for filing with the Commission.

        This report has been prepared by members of the Audit and Ethics Committee. Members of this Committee are:

Thomas E. Holloran Chair	Mary C. Bottie	Lynn J. Davis	Robert E. Deignan	Eric S. Rangen

        The Audit and Ethics Committee’s policy is to preapprove both the type of services to be provided by Deloitte & Touche LLP and the estimated fees related to these services. Professional services were reviewed by the Audit and Ethics Committee and the possible effect on the firm’s independence was considered. The Audit and Ethics Committee has considered and found the provision of services for non-audit services compatible with maintaining Deloitte & Touche LLP’s independence.

	2004	2003

Audit Fees – Professional fees and expenses for audit services billed in fiscal 2004 and	$203,000	$148,000
and 2003 consisted of (i) audit of the Company’s annual consolidated financial statements; (ii) reviews of the Company’s quarterly consolidated financial statements; (iii) consents and other services related to Securities and Exchange Commission matters; and (iv) consultations on financial accounting and reporting matters arising during the course of the audit and reviews.
Audit Related Fees – Professional fees and expenses for audit-related services billed in	$170,000	$57,000
fiscal 2004 and 2003 consisted of (i) Sarbanes-Oxley Act Section 404 advisory services and internal accounting controls related services, $43,000 and $0, respectively; (ii) due diligence and consultation on acquisitions or other business transactions, $103,000 and $0, respectively; and (iii) employee benefit plan audits, $24,000 and $57,000, respectively.
Tax Fees – Professional fees and expenses for tax services billed in fiscal 2004 and 2003	$117,000	$53,000
consisted of tax compliance and tax planning and advice. Tax compliance services totaled $108,000 and $35,000 in fiscal 2004 and 2003, respectively, and consisted of (i) tax return assistance; (ii) assistance with tax return filings in certain foreign jurisdictions; (iii) assistance with tax audits and appeals; and (iv) preparation of expatriate tax returns. Tax planning and advice services totaled $9,000 and $18,000 in fiscal 2004 and 2003, respectively, and consisted of (i) tax advice related to structuring certain proposed transactions; and (ii) general tax planning matters.
All Other Fees – No other professional services were provided during fiscal 2004 and	—	—
2003.

COMPENSATION COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION

        The current members of the Company’s Nominating and Compensation Committee are Robert E. Deignan, Chairman, Lynn J. Davis and Thomas E. Holloran, none of whom is, or has been, an officer or employee of the Company. No executive officer of the Company served as a director of another entity that had an executive officer serving on the Company’s compensation committee. No executive officer of the Company served as a member of the compensation committee of another entity which had an executive officer who served as a director of the Company.

SHARE INVESTMENT PERFORMANCE

        The following graph is based upon the SIC Code #251 Household Furniture Index as a peer group. It shows changes over the past five-year period in the value of $100 invested in: (1) Flexsteel’s common stock; (2) the NASDAQ Market Index; and (3) an industry group of the following: Bassett Furniture Ind., Bush Industries Inc. CL A, Chromcraft Revington Inc., Ethan Allen Interiors, Furniture Brands Intl., Industrie Natuzzi S.P.A., La-Z-Boy Inc., Leggett & Platt Inc., The Rowe Companies and Stanley Furniture Inc. This data was furnished by Zacks Investment Research. The graph assumes reinvestment of dividends.

FIVE-YEAR CUMULATIVE TOTAL RETURNS
Value of $100 Invested on June 30, 1998

DOLLARS
250
225
200
175
150
125
100
75
50
1999
2000
2001
2002
2003
2004
FLEXSTEEL
NASDAQ
FURNITURE HOUSEHOLD

	1999	2000	2001	2002	2003	2004

Flexsteel	100.00	95.81	97.92	127.61	145.34	212.31
NASDAQ	100.00	147.96	80.83	54.92	61.21	77.52
Furniture Household	100.00	61.94	84.59	95.29	82.80	97.83

EQUITY COMPENSATION PLAN INFORMATION

        The following table summarizes share information about the Company’s equity compensation plans, including the Company’s stock option plans and management incentive plan. All of these plans have been approved by stockholders.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders	355,641	$ 16.47	523,746

Equity compensation plans not approved by security holders	0		0

Total	355,641	$ 16.47	523,746

INTEREST OF MANAGEMENT AND OTHERS IN CERTAIN TRANSACTIONS

        Information with respect to directorships held by certain directors of the Company in local financial institutions is set forth in the table under “Proposal I — Election of Directors,” in the column captioned “Principal Occupation and Other Directorships or Employment during the Last Five Years.” The Company maintains normal banking relations with the bank named in the table. It is expected that the Company’s relationship with the bank will continue in the future.

PROPOSAL II

RATIFICATION OF
APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit and Ethics Committee has appointed Deloitte & Touche LLP as independent registered public accounting firm to examine the financial statements of the Company for the fiscal year ending June 30, 2005. The Board has endorsed this appointment. Deloitte & Touche LLP previously audited the financial statements of the Company and during the two years ended June 30, 2004 provided both audit and non-audit services.

        Representatives of Deloitte & Touche LLP are expected to be present during the annual meeting. They are expected to be available to respond to appropriate questions and will have the opportunity to make a statement if they wish.

        Appointment of the Company’s independent registered public accounting firm is not required to be submitted to a vote of the stockholders of the Company for ratification. However, the Audit and Ethics Committee has recommended that the Board submit this matter to the stockholders as a matter of good corporate practice, which the Board is doing. If the stockholders fail to ratify the appointment, the Audit and Ethics Committee will reconsider whether to retain Deloitte & Touche LLP, and may retain that firm or another without resubmitting the matter to the Company’s stockholders. Even if the appointment is ratified, the Audit and Ethics Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and the stockholders.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

CODE OF ETHICS

        The Company has had a written code of ethics titled Guidelines for Business Conduct for many years. The code of ethics applies to the Company’s directors and employees including the Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer. The code of ethics includes guidelines relating to the ethical handling of actual or potential conflicts of interest, compliance with laws, accurate financial reporting, and procedures for promoting compliance with, and reporting violations of, the code of ethics. The code of ethics is available on the Company’s website at flexsteel.com. The Company intends to post any amendments to or waivers of its code of ethics (to the extent applicable to the Company’s Chief Executive Officer, Chief Financial Officer or Principal Accounting Officer) at this location on its website.

PROPOSALS BY STOCKHOLDERS

        Stockholders wishing to have a proposal considered for inclusion in the Company’s proxy statement for the 2005 annual meeting must submit the proposal in writing and direct it to the Secretary of the Company at the address shown herein. It must be received by the Company no later than June 30, 2005.

COMMUNICATIONS WITH DIRECTORS

        The Board has provided the means by which stockholders may send communications to the Board or to individual members of the Board. Such communications, whether by letter, email or telephone should be directed to the Secretary of the Company who will forward them to the intended recipients. However, unsolicited advertisements or invitations to conferences or promotional material, in the discretion of the Secretary, may not be forwarded to the Directors.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT
OF 1934 AND NO INCORPORATION BY REFERENCE

        Section 16(a) requires the Company’s directors and executive officers to file with the Securities and Exchange Commission reports of ownership and changes in ownership of the Company’s common stock, and the Company is required to identify any of those persons who fail to file such reports on a timely basis. To the best of the Company’s knowledge, there were no late filings by directors and executive officers during fiscal year 2004.

        The information referred to under the captions “Nominating and Compensation Committee Report Concerning Flexsteel’s Executive Compensation Policy”, “Share Investment Performance”, including the “Five-Year Cumulative Total Returns” graph, “Audit & Ethics Committee Report” and “Ownership of Stock by Certain Beneficial Owners” including the first paragraph, footnotes and table (to the extent permitted under the 1934 Act) (i) shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or the liabilities of Section 18 of the 1934 Act, and (ii) notwithstanding anything to the contrary that may be contained in any filing by the Company under the 1934 Act or the Securities Act of 1933, shall not be deemed to be incorporated by reference in any such filing.

OTHER MATTERS

        The percentage total number of the outstanding shares represented at each of the last three years stockholders’ annual meetings was as follows: 2001 – 94.0%; 2002 – 95.0%; 2003 – 83.8%.

        UPON WRITTEN REQUEST THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K WITHOUT CERTAIN EXHIBITS FOR THE YEAR ENDED JUNE 30, 2004. REQUESTS SHOULD BE DIRECTED TO THE SECRETARY OF THE COMPANY AT P.O. BOX 877, DUBUQUE, IA 52004-0877.

        The Board of Directors does not know of any other matter which may come before the meeting. However, should any other matter properly come before the meeting, the persons named in the Proxy will vote in accordance with their judgment upon such matters unless a contrary direction is indicated by the Stockholder by his lining or crossing out the authority on the Proxy.

        Stockholders are urged to vote, date, sign and return the Proxy form in the enclosed envelope to which no postage need be affixed if mailed in the United States. Prompt response is helpful and your cooperation will be appreciated.

BY ORDER OF THE BOARD OF DIRECTORS

R.J. KLOSTERMAN
Secretary

Dated:   November 10, 2004
              Dubuque, Iowa

EXHIBIT A
FLEXSTEEL INDUSTRIES, INC.
AUDIT AND ETHICS COMMITTEE CHARTER

PURPOSE

        The Audit and Ethics Committee is established by and amongst the Board of Directors for the primary purpose of assisting the Board in the oversight of:

•	the integrity of the Company’s financial statements;
•	the Company’s compliance with legal and regulatory requirements;
•	the independent auditor’s qualifications and independence;
•	the performance of the company’s independent auditor; and
•	the Company’s system of disclosure controls and system of internal controls regarding finance, accounting, legal compliance, and ethics that management and the Board have established.

        The Audit and Ethics Committee shall encourage continuous improvement of, and adherence to, the Company’s policies, procedures and practices at all levels. The Audit and Ethics Committee shall provide an open avenue of communication among the independent auditors, financial and senior management, and the Board of Directors.

        The Audit and Ethics Committee has the authority to obtain advice and assistance from outside legal, accounting, or other advisors as deemed appropriate to perform its duties and responsibilities.

        The Company shall provide appropriate funding, as determined by the Audit and Ethics Committee, for compensation to the independent auditor and to any advisors that the Audit and Ethics Committee chooses to engage.

        The Audit and Ethics Committee will primarily fulfill its responsibilities by carrying out the activities enumerated in this Charter. The Audit and Ethics Committee will report regularly to the Board of Directors regarding the execution of its duties and responsibilities.

COMPOSITION AND MEETINGS

        The Audit and Ethics Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors (as defined by all applicable rules and regulations), and free from any relationship (including disallowed compensatory arrangements) that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall be a “financial expert” in compliance with the criteria established by the SEC and other relevant regulations. The existence of such member(s) shall be disclosed in periodic filings as required by the SEC.

        The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Chairman and other designated Committee members shall meet and discuss with the independent auditors and management, the earnings press releases, the annual audited financial statements and quarterly financial statements, including the Company’s disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”. The Committee shall meet periodically with management and the independent auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately.

RESPONSIBILITIES AND DUTIES

        To fulfill its responsibilities and duties, the Audit and Ethics Committee shall:

A.	Documents/Reports/Accounting Information Review
1.	Review this Charter periodically, at least annually, and recommend to the Board of Directors any necessary amendments as conditions dictate.
2.	Review and discuss with management the Company’s annual financial statements, quarterly financial statements, earnings press releases, and all internal controls reports (or summaries thereof).
3.	Discuss with management financial information and earning guidance provided to analysts.
4.	Review and discuss with management other relevant reports or financial information submitted by the Company to any governmental body, or the public, including management certifications as required by the Sarbanes-Oxley Act of 2002 (Sections 302, 404 and 906) and relevant reports rendered by the independent auditors (or summaries thereof).
B.	Independent Auditors
1.	Appoint (subject to shareholder ratification), compensate, and oversee the work performed by the independent auditor for the purpose of preparing or issuing an audit report or related work. Review the performance of the independent auditors and remove the independent auditors if circumstances warrant. The independent auditors shall report directly to the Audit and Ethics Committee and the Audit and Ethics Committee shall oversee the resolution of disagreements between management and the independent auditors in the event that they arise. Consider whether the auditor’s performance of permissible nonaudit services is compatible with the auditor’s independence.
2.	Review and resolve with the independent auditor any problems or difficulties and management’s response; review the independent auditor’s attestation and report on management’s internal control report; and hold timely discussions with the independent auditors regarding the following:
•	all critical accounting policies and practices;
•	all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor;
•	other material written communications between the independent auditor and management including, but not limited to, the management letter and schedule of unadjusted differences; and
•	an analysis of the auditor’s judgment as to the quality of the Company’s accounting principles, setting forth significant reporting issues and judgments made in connection with the preparation of the financial statements.
3.	At least annually, obtain and review a report by the independent auditor describing:
•	the firm’s internal quality control procedures;
•	any material issues raised by the most recent internal quality-control review, peer review, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and
•	all relationships between the independent auditor and the Company.
4.	Review and preapprove both audit and nonaudit services to be provided by the independent auditor (other than with respect to de minimis exceptions permitted by the Sarbanes-Oxley Act of 2002). This duty may be delegated to one or more designated members of the Audit and Ethics Committee with any such preapproval reported to the Audit and Ethics Committee at its next regularly scheduled meeting. Approval of nonaudit services shall be disclosed to investors in periodic reports required by Section 13(a) of the Securities Exchange Act of 1934.
C.	Financial Reporting Processes and Accounting Policies
1.	In consultation with the independent auditors and the financial management, review the integrity of the Company’s financial reporting processes (both internal and external), and the internal control structure (including disclosure controls).
2.	Review with management major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies.
3.	Review analyses prepared by management (and the independent auditor) setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.
4.	Review related-party transactions entered into by the Company.
5.	Establish and maintain procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting, or auditing matters.
6.	Establish and maintain procedures for the confidential, anonymous submission by Company employees regarding questionable accounting or auditing matters.
D.	Ethical Compliance, Legal Compliance, and Risk Management
1.	Establish, review and update periodically the Guidelines for Business Conduct and ensure that management has established a system to enforce this Code. Ensure that the Code is in compliance with all applicable rules and regulations.
2.	Review management’s monitoring of the Company’s compliance with the Company’s Ethical Code, and ensure that management has the proper review system in place to ensure that Company’s financial statements; reports and other financial information disseminated to governmental organizations, the public and satisfy legal requirements.
3.	Review with the Company’s counsel, any legal matter that could have a significant impact on the Company’s financial statements.

4.	Discuss policies with respect to risk assessment and risk management. Such discussions should include the Company’s major financial and accounting risk exposures and the steps management has undertaken to control them.
E.	Other Responsibilities
1.	Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit and Ethics Committee, have been implemented.
2.	Prepare the report that the SEC requires be included in the Company’s annual proxy statement.
3.	Annually, perform a self-assessment relative to the Audit and Ethics Committee’s purpose, duties and responsibilities outlined herein.
4.	Perform any other activities consistent with this Charter, the Company’s by-laws and governing law, as the Committee or the Board deems necessary or appropriate.

        Date Adopted:  December 7, 2003

        By: /s/ Thomas E. Holloran
              FLEXSTEEL INDUSTRIES, INC.
              Chairman – Audit and Ethics Committee

EXHIBIT B
FLEXSTEEL INDUSTRIES, INC.
NOMINATING AND COMPENSATION COMMITTEE CHARTER

PURPOSE

        The Nominating and Compensation Committee is established by and amongst the Board of Directors for the primary purpose of assisting the Board in the oversight of:

•	identifying individuals qualified to become Board members;
•	recommending nominees for election at the next annual meeting;
•	evaluating executive compensation plans, policies and programs;
•	review benefit plans for officers and employees; and
•	providing an annual report on executive compensation for inclusion in the Company’s proxy statement.

        The Nominating and Compensation Committee has the authority to retain search firms, other advisors and legal counsel, as the Committee shall deem appropriate in identifying director candidates.

        The Committee has the authority to obtain advice and assistance from outside legal, accounting, or other advisors as deemed appropriate to perform its duties and responsibilities.

        The Nominating and Compensation Committee has the authority to retain compensation consultants as the Committee may deem appropriate to assist in the evaluation of the compensation and benefits of the Company’s CEO and other officers.

        The Nominating and Compensation Committee will primarily fulfill its responsibilities by carrying out the activities enumerated in this Charter. The Nominating and Compensation Committee will report regularly to the Board of Directors regarding the execution of its duties and responsibilities.

COMPOSITION AND MEETINGS

        The Nominating and Compensation Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors (as defined by all applicable rules and regulations), and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

        The Nominating and Compensation Committee shall meet at least two times annually, or more frequently as determined by the Committee or the Board.

RESPONSIBILITIES AND DUTIES

        To fulfill its responsibilities and duties, the Nominating and Compensation Committee shall:

A.	Nominations
1.	Review the qualification of candidates for director identified by the Committee or suggested by Board members, stockholders, management and others.
2.	Consider the performance of incumbent directors and other relevant factors in determining whether to nominate directors for re-election.
3.	Recommend to the Board a slate of nominees for election or re-election to the Board at each annual meeting of shareholders.
4.	Recommend to the Board candidates to be appointed or elected to the Board as necessary to full vacancies.
B.	Compensation
1.	Review and approve corporate goals and objectives, relevant to CEO and other executive officers’ compensation; including annual performance objectives.
2.	Evaluate the performance of the CEO and other executive officers against the corporate goals and objectives and determine appropriate compensation levels.
3.	Periodically review the executive compensation programs and make recommendations to the Board of Directors with respect to new or modified plans, including incentive compensation and equity-based compensation.
4.	Review and approve all equity based compensation plans and grant stock awards or stock options.
5.	Review and approve benefit plans of executives, other officers and other employees.
6.	Prepare and publish an annual compensation report in the Company’s Proxy Statement.

        The Nominating and Compensation Committee shall perform any other activities consistent with this Charter, the Company’s by-laws and governing law, as the Committee or the Board deems necessary or appropriate.

        Date Adopted:  September 13, 2004

        By: /s/ Robert E. Deignan
              FLEXSTEEL INDUSTRIES, INC.
              Chairman
              Nominating and Compensation Committee

Notice of 2004
Annual Meeting
and
Proxy Statement

EXHIBIT A

FLEXSTEEL INDUSTRIES, INC.

AUDIT AND ETHICS COMMITTEE CHARTER

PURPOSE

        The Audit and Ethics Committee is established by and amongst the Board of Directors for the primary purpose of assisting the Board in the oversight of:

  the integrity of the Company’s financial statements;
  the Company’s compliance with legal and regulatory requirements;
  the independent auditor’s qualifications and independence;
  the performance of the company’s independent auditor; and
  the Company’s system of disclosure controls and system of internal controls regarding finance, accounting, legal compliance, and ethics that management and the Board have established.

        The Audit and Ethics Committee shall encourage continuous improvement of, and adherence to, the Company’s policies, procedures and practices at all levels. The Audit and Ethics Committee shall provide an open avenue of communication among the independent auditors, financial and senior management, and the Board of Directors.

        The Audit and Ethics Committee has the authority to obtain advice and assistance from outside legal, accounting, or other advisors as deemed appropriate to perform its duties and responsibilities.

        The Company shall provide appropriate funding, as determined by the Audit and Ethics Committee, for compensation to the independent auditor and to any advisors that the Audit and Ethics Committee chooses to engage.

        The Audit and Ethics Committee will primarily fulfill its responsibilities by carrying out the activities enumerated in this Charter. The Audit and Ethics Committee will report regularly to the Board of Directors regarding the execution of its duties and responsibilities.

COMPOSITION AND MEETINGS

        The Audit and Ethics Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors (as defined by all applicable rules and regulations), and free from any relationship (including disallowed compensatory arrangements) that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall be a “financial expert” in compliance with the criteria established by the SEC and other relevant regulations. The existence of such member(s) shall be disclosed in periodic filings as required by the SEC.

        The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Chairman and other designated Committee members shall meet and discuss with the independent auditors and management, the earnings press releases, the annual audited financial statements and quarterly financial statements, including the Company’s disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”. The Committee shall meet periodically with management and the independent auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately.

RESPONSIBILITIES AND DUTIES

        To fulfill its responsibilities and duties, the Audit and Ethics Committee shall:

A.	Documents/Reports/Accounting Information Review

1.	Review this Charter periodically, at least annually, and recommend to the Board of Directors any necessary amendments as conditions dictate.

2.	Review and discuss with management the Company’s annual financial statements, quarterly financial statements, earnings press releases, and all internal controls reports (or summaries thereof).

3.	Discuss with management financial information and earning guidance provided to analysts.

4.

Review and discuss with management other relevant reports or financial information submitted by the Company to any governmental body, or the public, including management certifications as required by the Sarbanes-Oxley Act of 2002 (Sections 302, 404 and 906) and relevant reports rendered by the independent auditors (or summaries thereof).

B.	Independent Auditors

1.

Appoint (subject to shareholder ratification), compensate, and oversee the work performed by the independent auditor for the purpose of preparing or issuing an audit report or related work. Review the performance of the independent auditors and remove the independent auditors if circumstances warrant. The independent auditors shall report directly to the Audit and Ethics Committee and the Audit and Ethics Committee shall oversee the resolution of disagreements between management and the independent auditors in the event that they arise. Consider whether the auditor’s performance of permissible nonaudit services is compatible with the auditor’s independence.

2.

Review and resolve with the independent auditor any problems or difficulties and management’s response; review the independent auditor’s attestation and report on management’s internal control report; and hold timely discussions with the independent auditors regarding the following:

•	all critical accounting policies and practices;

•	all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor;

•	other material written communications between the independent auditor and management including, but not limited to, the management letter and schedule of unadjusted differences; and

•	an analysis of the auditor’s judgment as to the quality of the Company’s accounting principles, setting forth significant reporting issues and judgments made in connection with the preparation of the financial statements.

3.        At least annually, obtain and review a report by the independent auditor describing:

•	the firm’s internal quality control procedures;

•	any material issues raised by the most recent internal quality-control review, peer review, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and

•	all relationships between the independent auditor and the Company.

4.

Review and preapprove both audit and nonaudit services to be provided by the independent auditor (other than with respect to de minimis exceptions permitted by the Sarbanes-Oxley Act of 2002). This duty may be delegated to one or more designated members of the Audit and Ethics Committee with any such preapproval reported to the Audit and Ethics Committee at its next regularly scheduled meeting. Approval of nonaudit services shall be disclosed to investors in periodic reports required by Section 13(a) of the Securities Exchange Act of 1934.

C.	Financial Reporting Processes and Accounting Policies

1.

In consultation with the independent auditors and the financial management, review the integrity of the Company’s financial reporting processes (both internal and external), and the internal control structure (including disclosure controls).

2.

Review with management major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies.

3.

Review analyses prepared by management (and the independent auditor) setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

4.	Review related-party transactions entered into by the Company.

5.	Establish and maintain procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting, or auditing matters.

6.	Establish and maintain procedures for the confidential, anonymous submission by Company employees regarding questionable accounting or auditing matters.

D.	Ethical Compliance, Legal Compliance, and Risk Management

1.

Establish, review and update periodically the Guidelines for Business Conduct and ensure that management has established a system to enforce this Code. Ensure that the Code is in compliance with all applicable rules and regulations.

2.

Review management’s monitoring of the Company’s compliance with the Company’s Ethical Code, and ensure that management has the proper review system in place to ensure that Company’s financial statements; reports and other financial information disseminated to governmental organizations, the public and satisfy legal requirements.

3.	Review with the Company’s counsel, any legal matter that could have a significant impact on the Company’s financial statements.

4.

Discuss policies with respect to risk assessment and risk management. Such discussions should include the Company’s major financial and accounting risk exposures and the steps management has undertaken to control them.

E.	Other Responsibilities

1.

Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit and Ethics Committee, have been implemented.

2.	Prepare the report that the SEC requires be included in the Company’s annual proxy statement.

3.	Annually, perform a self-assessment relative to the Audit and Ethics Committee’s purpose, duties and responsibilities outlined herein.

4.	Perform any other activities consistent with this Charter, the Company’s by-laws and governing law, as the Committee or the Board deems necessary or appropriate.

        The Nominating and Compensation Committee shall perform any other activities consistent with this Charter, the Company’s by-laws and governing law, as the Committee or the Board deems necessary or appropriate.

        Date Adopted:  December 7, 2003

        By: /s/ Thomas E. Holloran
              FLEXSTEEL INDUSTRIES, INC.
              Chairman – Audit and Ethics Committee

EXHIBIT B

FLEXSTEEL INDUSTRIES, INC.

NOMINATING AND COMPENSATION COMMITTEE CHARTER

PURPOSE

        The Nominating and Compensation Committee is established by and amongst the Board of Directors for the primary purpose of assisting the Board in the oversight of:

•	identifying individuals qualified to become Board members;

•	recommending nominees for election at the next annual meeting;

•	evaluating executive compensation plans, policies and programs;

•	review benefit plans for officers and employees; and

•	providing an annual report on executive compensation for inclusion in the Company’s proxy statement.

        The Nominating and Compensation Committee has the authority to retain search firms, other advisors and legal counsel, as the Committee shall deem appropriate in identifying director candidates.

        The Committee has the authority to obtain advice and assistance from outside legal, accounting, or other advisors as deemed appropriate to perform its duties and responsibilities.

        The Nominating and Compensation Committee has the authority to retain compensation consultants as the Committee may deem appropriate to assist in the evaluation of the compensation and benefits of the Company’s CEO and other officers.

        The Nominating and Compensation Committee will primarily fulfill its responsibilities by carrying out the activities enumerated in this Charter. The Nominating and Compensation Committee will report regularly to the Board of Directors regarding the execution of its duties and responsibilities.

COMPOSITION AND MEETINGS

        The Nominating and Compensation Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors (as defined by all applicable rules and regulations), and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

        The Nominating and Compensation Committee shall meet at least two times annually, or more frequently as determined by the Committee or the Board.

RESPONSIBILITIES AND DUTIES

        To fulfill its responsibilities and duties, the Nominating and Compensation Committee shall:

A.	Nominations

1.	Review the qualification of candidates for director identified by the Committee or suggested by Board members, stockholders, management and others.

2.	Consider the performance of incumbent directors and other relevant factors in determining whether to nominate directors for re-election.

3.	Recommend to the Board a slate of nominees for election or re-election to the Board at each annual meeting of shareholders.

4.	Recommend to the Board candidates to be appointed or elected to the Board as necessary to full vacancies.

B.	Compensation

1.	Review and approve corporate goals and objectives, relevant to CEO and other executive officers’ compensation; including annual performance objectives.

2.	Evaluate the performance of the CEO and other executive officers against the corporate goals and objectives and determine appropriate compensation levels.

3.

Periodically review the executive compensation programs and make recommendations to the Board of Directors with respect to new or modified plans, including incentive compensation and equity-based compensation.

4.	Review and approve all equity based compensation plans and grant stock awards or stock options.

5.	Review and approve benefit plans of executives, other officers and other employees.

6.	Prepare and publish an annual compensation report in the Company’s Proxy Statement.

        The Nominating and Compensation Committee shall perform any other activities consistent with this Charter, the Company’s by-laws and governing law, as the Committee or the Board deems necessary or appropriate.

        The Nominating and Compensation Committee shall perform any other activities consistent with this Charter, the Company’s by-laws and governing law, as the Committee or the Board deems necessary or appropriate.

        Date Adopted:  September 13, 2004

        By: /s/ Robert E. Deignan
              FLEXSTEEL INDUSTRIES, INC.
              Chairman
              Nominating and Compensation Committee

FLEXSTEEL INDUSTRIES, INC.          THIS  PROXY  IS  SOLICITED  ON BEHALF OF THE
P.O. BOX 877                        BOARD  OF  DIRECTORS  FOR THE ANNUAL MEETING
DUBUQUE, IOWA 52004-0877            OF STOCKHOLDERS TO BE HELD DECEMBER 14, 2004

     The  undersigned,  a  stockholder  of Flexsteel  Industries,  Inc.,  hereby appoints  K. Bruce  Lauritsen  and  Ronald J.  Klosterman  and each of them,  as proxies,  with full power of substitution,  to vote on behalf of the undersigned the same number of shares which the  undersigned is then entitled to vote at the
Annual Meeting of the Stockholders of Flexsteel Industries,  Inc., to be held on
Tuesday,  December  14,  2004 at  2:00  P.M.  at the  Hilton  Minneapolis,  1001
Marquette Avenue, Minneapolis,  Minnesota 55403, and at any adjournments thereof as follows:

     The Board of Directors recommends a vote FOR:
--------------------------------------------------------------------------------
Proposal No. 1 -- Election of three (3) Class III Directors (Term Expires at the
2007 Annual Meeting):

Jeffrey T. Bertsch             Lynn J. Davis               Eric S. Rangen
   (Class III)                  (Class III)                  (Class III)

/ / FOR all Nominees        / / WITHHELD from all      / / WITHHELD from the
    (Except as marked to        Nominees                   following only:
    the contrary)                                          (Write name(s) below)

                                                          ----------------------

                                                          ----------------------

--------------------------------------------------------------------------------
Proposal No. 2 -- Ratification of Appointment of Deloitte & Touche LLP as
Independent Auditors for the ensuing fiscal year:
          / / FOR   / / AGAINST   / / ABSTAIN

--------------------------------------------------------------------------------
In their discretion to vote upon such other business as may properly come before the meeting, or any adjournments thereof, UNLESS THE STOCKHOLDER LINES OR
CROSSES OUT THIS AUTHORITY.
--------------------------------------------------------------------------------
    (Important: continued, and to be signed and dated, on the reverse side)

                                                     (CONTINUED FROM OTHER SIDE)

                   The Undersigned hereby revokes any proxy or
                 proxies to vote such shares heretofore given.

      PLEASE VOTE, DATE, SIGN, AND RETURN IN THE ENCLOSED ENVELOPE.

                                          Dated _______________________, 2004.

                                          ____________________________________
                                                       (Signature)

                                          ____________________________________
                                             Signature of stockholder shall
                                          correspond exactly with the name
                                          appearing hereon.
                                             If a joint account, each owner must
                                          sign. When signing as attorney,
                                          executor, administrator, trustee,
                                          guardian or corporate official, give
                                          your full title as such.

This proxy when properly executed will be voted in the manner directed hereon by the above signed stockholder. If no direction is given, this proxy will be voted FOR Proposals 1 and 2, and the grant of authority to vote upon such other business as may properly come before the meeting or any adjournments thereof will not be crossed out.